Share Capital and additional paid-in capital and dividends	6 Months Ended
Jun. 30, 2025
Share Capital and additional paid-in capital and dividends
Share Capital and additional paid-in capital and dividends

7.Share Capital and additional paid-in capital and dividends

In March 2025, the Company distributed an amount of approximately $11.3 million or $0.35 per share via a dividend.

In June 2025, the Company distributed an amount of approximately $10.3 million or $0.32 per share via a dividend.

As of August 12, 2025, the Company had 32,194,108 shares outstanding (such amount does not include 695,892 treasury shares).

For a further description of the terms and rights of the Company’s share capital and additional paid-in capital and details of its equity transactions prior to January 1, 2025, please refer to Note 14  to the consolidated financial statements for the year ended December 31, 2024 included in the 2024 Annual Report.